UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23355

CPG FOCUSED ACCESS FUND, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

CPG Focused Access Fund, LLC

Financial Statements

For the Year Ended April 30, 2021

With Report of Independent Registered Public Accounting Firm

CPG Focused Access Fund, LLC

Table of Contents
For the Year Ended April 30, 2021

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5-6
Statement of Cash Flows	7
Financial Highlights	8-11
Notes to Financial Statements	12-19
Other Information (Unaudited)	20-52
Fund Management (Unaudited)	53-54

CPG Focused Access Fund, LLC

Report of Independent Registered Public Accounting Firm
April 30, 2021

The Board of Directors and Unit holders of CPG Focused Access Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Focused Access Fund, LLC (the “Fund”), including the schedule of investments, as of April 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the underlying investees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
June 25, 2021

CPG Focused Access Fund, LLC

Schedule of Investments
April 30, 2021

Investment Funds — 100.12%^	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date[1]	Liquidity Frequency
Coatue Qualified Partners, L.P.[2,3,4]	11/1/2018	$88,820,000	$123,824,999	18.58%	6/30/2021	Quarterly
Hedge Premier/Millennium International Ltd.[2,3,5,6]	1/1/2019	33,023,910	38,833,742	5.82	9/30/2021	Quarterly
Hedge Premier/Millennium USA LP2,3,4,6	11/1/2018	28,386,285	32,921,792	4.94	9/30/2021	Quarterly
Renaissance Institutional Equities Fund LLC[2,3,4]	11/1/2018	49,502,150	43,182,593	6.48	6/30/2021	Monthly
SEG Partners II, LP2,3,4	3/1/2020	60,500,000	72,697,900	10.91	9/30/2021	Quarterly
SoMa Partners LP2,3,4,6	11/1/2018	35,675,537	47,470,820	7.12	6/30/2021	Quarterly
Starboard Value and Opportunity Fund LP2,3,4	11/1/2018	81,027,075	96,374,235	14.46	9/30/2021	Quarterly
Third Point Partners Qualified L.P.[2,3,4,7]	11/1/2018	88,053,225	112,637,817	16.90	6/30/2021	Quarterly
WMQS Global Equity Active Extension Onshore Fund LP2,3,4	11/1/2018	78,352,150	99,378,748	14.91	5/31/2021	Monthly
Total Investment Funds		$543,340,332	$667,322,646

Total Investments — 100.12%			$667,322,646
Liabilities in excess of other assets — (0.12%)			(771,379)
Net Assets — 100%			$666,551,267

^	Percentages are based on net assets as of April 30, 2021.

[1]

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Central Park Advisers, LLC (the “Adviser”) cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

[2]	Restricted security. Total fair value of restricted securities amounts to $667,322,646, which represents approximately 100.12% of net assets as of April 30, 2021.

[3]	Non-income producing security.

[4]	Investment fund is domiciled in the United States.

[5]	Investment fund is domiciled in the Cayman Islands.

[6]	Subject to a 25% quarterly investor level gate.

[7]	Subject to a 20% quarterly fund level gate.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Assets and Liabilities
April 30, 2021

Assets
Investments at fair value (cost $543,340,332)	$667,322,646
Cash	886,980
Investments paid in advance	40,000,000
Prepaid Directors’ and Officer fees	50,034
Prepaid expenses and other assets	2,949
Due from broker	24
Total Assets	708,262,633

Liabilities
Subscriptions received in advance	39,867,628
Payable for shares repurchased	856,297
Payable to Adviser	305,838
Distribution and Servicing fees payable	283,651
Professional fees payable	222,383
Accounting and administration fees payable	132,958
Transfer agent fees payable	30,480
Accounts payable and other accrued expenses	12,131
Total Liabilities	41,711,366
Net Assets	$666,551,267

Composition of Net Assets:
Paid-in capital	$556,647,142
Total distributable earnings	109,904,125
Net Assets	$666,551,267

Net Assets Attributable to:
Class A Units	$344,907,589
Class F1 Units	115,862,861
Class F2 Units	31,506,961
Class I Units	174,273,856
$666,551,267

Units of Limited Liability Company Interests Outstanding (Unlimited Number of Units Authorized):
Class A Units	18,499,333
Class F1 Units	8,790,794
Class F2 Units	2,349,050
Class I Units	6,914,763
36,553,940

Net Asset Value per Unit:
Class A Units*	$18.64
Class F1 Units*	$13.18
Class F2 Units	$13.41
Class I Units	$25.20

*	Class A and Class F1 investors may be charged a sales load up to a maximum of 3.0% on the amount they invest.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Operations
For the Year Ended April 30, 2021

Investment Income
Interest income	$121
Total Investment Income	121

Fund Expenses
Management fees	2,363,163
Distribution and Servicing fees (Class A)	1,567,327
Distribution and Servicing fees (Class F1)	694,679
Recapture of previously waived expenses (Note 4)	537,027
Accounting and administration fees	321,305
Professional fees	305,946
Transfer agent fees	257,458
Other fees	141,283
Directors’ and Officer fees	113,811
Custody fees	37,600
Total Fund Expenses	6,339,599

Net Investment Loss	(6,339,478)

Net Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on Investment Funds	1,323,618
Net change in unrealized appreciation on Investment Funds	123,984,847
Net Realized Gain and Change in Unrealized Appreciation on Investments	125,308,465

Net Increase in Net Assets Resulting from Operations	$118,968,987

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
Changes in Net Assets Resulting from Operations
Net investment loss	$(6,339,478)	$(2,798,563)
Net realized gain on Investment Funds	1,323,618	54,533
Net change in unrealized appreciation/(depreciation) on Investment Funds	123,984,847	(4,597,539)
Net Change in Net Assets Resulting from Operations	118,968,987	(7,341,569)

Distributions to Investors
Class A Units	(3,572,839)	(1,056,052)
Class F1 Units	(1,774,561)	(1,926,009)
Class F2 Units	(511,083)	(602,258)
Class I Units	(1,598,402)	(356,026)
Net Change in Net Assets from Distributions to Investors	(7,456,885)	(3,940,345)

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital subscriptions	180,307,827	114,520,516
Reinvested distributions	2,673,849	942,472
Capital redemptions	(2,558,763)	(155,491)
Net Change in Class A Net Assets	180,422,913	115,307,497

Class F1 Units
Capital subscriptions	8,215,900	26,616,450
Reinvested distributions	1,498,356	1,608,420
Capital redemptions	(4,561,825)	(367,552)
Net Change in Class F1 Net Assets	5,152,431	27,857,318

Class F2 Units
Capital subscriptions	860,000	10,722,500
Reinvested distributions	464,122	550,367
Capital redemptions	(3,229,939)	(616,905)
Net Changes in Class F2 Net Assets	(1,905,817)	10,655,962

Class I Units
Capital subscriptions	114,506,180	36,687,735
Reinvested distributions	1,248,286	220,084
Capital withdrawals	(748,892)	—
Net Change in Class I Net Assets	115,005,574	36,907,819
Net Change in Net Assets Resulting from Capital Transactions	298,675,101	190,728,596

Total Net Increase in Net Assets	410,187,203	179,446,682

Net Assets
Beginning of year	256,364,064	76,917,382
End of year	$666,551,267	$256,364,064

CPG Focused Access Fund, LLC

Statements of Changes in Net Assets (Continued)

	Year Ended April 30, 2021	Year Ended April 30, 2020
Unit Activity
Class A Units
Capital contributions	10,705,066	7,731,795
Reinvested distributions	160,692	62,938
Capital withdrawals	(150,894)	(10,264)
Net Change in Class A Units Outstanding	10,714,864	7,784,469

Class F1 Units
Capital contributions	672,477	2,548,740
Reinvested distributions	127,408	152,049
Capital withdrawals	(406,445)	(38,906)
Net Change in Class F1 Units Outstanding	393,440	2,661,883

Class F2 Units
Capital contributions	72,525	1,025,077
Reinvested distributions	38,894	51,634
Capital withdrawals	(269,820)	(64,657)
Net Change in Class F2 Units Outstanding	(158,401)	1,012,054

Class I Units
Capital contributions	5,017,772	1,860,932
Reinvested distributions	55,670	10,989
Capital withdrawals	(30,600)	—
Net Change in Class I Units Outstanding	5,042,842	1,871,921

Total Change in Units Outstanding	15,992,745	13,330,327

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Cash Flows
For the Year Ended April 30, 2021

Cash Flows from Operating Activities
Net increase in net assets from operations	$118,968,987
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on Investment Funds	(1,323,618)
Net change in unrealized appreciation on Investment Funds	(123,984,847)
Purchases of Investments Funds	(299,750,000)
Capital distributions received from Investment Funds	6,830,778
Increase/(Decrease) in Assets:
Investments paid in advance	(35,000,000)
Prepaid Directors’ and Officer fees	(4,496)
Prepaid expenses and other assets	1,649
Receivable from Adviser	537,027
Increase/(Decrease) in Liabilities:
Payable to Adviser	(472,032)
Distribution and Servicing fee payable	58,410
Professional fees payable	(23,476)
Accounting and administration fees payable	112,880
Transfer agent fees payable	13,698
Accounts payable and other accrued expenses	8,706
Net Cash Used in Operating Activities	(334,026,334)

Cash Flows from Financing Activities
Proceeds from capital subscriptions	337,430,102
Distributions paid to investors	(1,572,272)
Payments for shares repurchased	(10,243,122)
Net Cash Provided by Financing Activities	325,614,708

Net change in Cash	(8,411,626)
Cash at beginning of year*	9,298,630
Cash at end of year*	$887,004

Supplemental disclosure of non-cash activities
Reinvested distributions	$5,884,613

*

The following table provides a reconciliation of cash and due from broker reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended April 30, 2021	Year Ended April 30, 2020
Cash	$886,980	$9,298,098
Due from broker	24	532
Total cash and due from broker shown in the Statement of Cash Flows	$887,004	$9,298,630

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class A Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2021	Period from July 1, 2019* to April 30, 2020
Per Unit Operating Performance:
Net Asset Value, beginning of period	$14.23	$15.00
Activity from investment operations:(1)
Net investment loss	(0.13)	(0.11)
Net realized and unrealized gain/(loss) on investments	4.85	(0.32)
Total from investment operations	4.72	(0.43)

Distributions to investors
From net realized gains	(0.31)	(0.34)
Total distributions to investors	(0.31)	(0.34)

Net Asset Value, end of period	$18.64	$14.23

Net Assets, end of period (in thousands)	$344,908	$110,749

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment loss(2)	(1.70)%	(1.83	)%(3)

Gross Expenses (2)(4)	1.70%	1.93	%(3)
Expense Waiver	0.00%	(0.10	)%(3)
Net Expenses (5)(6)	1.70%	1.83	%(3)

Portfolio Turnover Rate	0.00%	0.00	%(7)
Total Return (8)	33.46%	(3.01	)%(7)

*	Commencement of offering of Class A units.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.40% for the year ended April 30, 2021 and 0.55% for the period ended April 30, 2020, respectively.

(6)

After repayment of expenses previously waived and/or fees previously waived by the Adviser, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 1.57% for the year ended April 30, 2021 and 1.74% for the period ended April 30, 2020.

(7)	Not annualized.

(8)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class F1 Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2021		Year Ending April 30, 2020		Period from November 1, 2018* to April 30, 2019
Per Unit Operating Performance:
Net Asset Value, beginning of period	$10.05		$10.63		$10.00
Activity from investment operations:(1)
Net investment loss	(0.18)		(0.16)		(0.06)
Net realized and unrealized gain/(loss) on investments	3.53		(0.18)		0.69
Total from investment operations	3.35		(0.34)		0.63

Distributions to investors
From net realized gains	(0.22)		(0.24)		0.00
Total distributions to investors	(0.22)		(0.24)		0.00

Net Asset Value, end of period	$13.18		$10.05		$10.63

Net Assets, end of period (in thousands)	$115,863		$84,412		$60,966

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment loss(2)	(1.65)%		(1.80)%		(1.80	)%(3)

Gross Expenses (2)(4)	1.65%		1.97%		3.60	%(3)
Expense Waiver	0.00%		(0.17)%		(1.80	)%(3)
Net Expenses (5)	1.65	%(6)	1.80	%(6)	1.80	%(3)

Portfolio Turnover Rate	0.00%		0.00%		0.00	%(7)
Total Return (8)	33.53%		(3.29)%		6.30	%(7)

*	Commencement of operations.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.40% and 0.55% for the years ended April 30, 2021, and 2020, respectively, and 0.55% for the period ended April 30, 2019.

(6)

After repayment of expenses previously waived and/or fees previously waived by the Adviser, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 1.52% for the year ended April 30, 2021 and 1.71% for the year ended April 30, 2020.

(7)	Not annualized.

(8)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class F2 Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2021		Year Ending April 30, 2020		Period from November 1, 2018* to April 30, 2019
Per Unit Operating Performance:
Net Asset Value, beginning of period	$10.16		$10.67		$10.00
Activity from investment operations:(1)
Net investment loss	(0.13)		(0.10)		(0.03)
Net realized and unrealized gain/(loss) on investments	3.60		(0.17)		0.70
Total from investment operations	3.47		(0.27)		0.67

Distributions to investors
From net realized gains	(0.22)		(0.24)		0.00
Total distributions to investors	(0.22)		(0.24)		0.00

Net Asset Value, end of period	$13.41		$10.16		$10.67

Net Assets, end of period (in thousands)	$31,507		$25,472		$15,951

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment loss(2)	(0.95)%		(1.10)%		(1.10	)%(3)

Gross Expenses (2)(4)	0.95%		1.27%		2.90	%(3)
Expense Waiver	0.00%		(0.17)%		(1.80	)%(3)
Net Expenses (5)	0.95	%(6)	1.10	%(6)	1.10	%(3)

Portfolio Turnover Rate	0.00%		0.00%		0.00	%(7)
Total Return (8)	34.46%		(2.61)%		6.67	%(7)

*	Commencement of operations.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.40% and 0.55% for the years ended April 30, 2021, and 2020, respectively, and 0.55% for the period ended April 30, 2019.

(6)

After repayment of expenses previously waived and/or fees previously waived by the Adviser, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 0.82% for the year ended April 30, 2021 and 1.01% for the year ended April 30, 2020.

(7)	Not annualized.

(8)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class I Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2021	Period from July 1, 2019* to April 30, 2020
Per Unit Operating Performance:
Net Asset Value, beginning of period	$19.09	$20.00
Activity from investment operations:(1)
Net investment loss	(0.06)	(0.09)
Net realized and unrealized gain/(loss) on investments	6.58	(0.37)
Total from investment operations	6.52	(0.46)

Distributions to investors
From net realized gains	(0.41)	(0.45)
Total distributions to investors	(0.41)	(0.45)

Net Asset Value, end of period	$25.20	$19.09

Net Assets, end of period (in thousands)	$174,274	$35,731

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment loss(2)	(0.95)%	(1.08	)%(3)

Gross Expenses (2)(4)	0.95%	1.18	%(3)
Expense Waiver	0.00%	(0.10	)%(3)
Net Expenses (5)(6)	0.95%	1.08	%(3)

Portfolio Turnover Rate	0.00%	0.00	%(7)
Total Return (8)	34.46%	(2.40	)%(7)

*	Commencement of offering of Class I units.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.40% for the year ended April 30, 2021 and 0.55% for the period ended April 30, 2020, respectively.

(6)

After repayment of expenses previously waived by the Adviser. Had the Fund not made such repayment, the annualized ratios of net expenses to average daily net assets would have been 0.82% for the year ended April 30, 2021 and 0.99% for the period ended April 30, 2020.

(7)	Not annualized.

(8)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Notes to Financial Statements
April 30, 2021

1. ORGANIZATION

CPG Focused Access Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on June 4, 2018. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on November 1, 2018. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek attractive, long-term, risk-adjusted returns. The Fund seeks to achieve its investment objective principally by allocating the Fund’s assets among a concentrated, select group of third-party alternative asset managers and the unregistered investment vehicles they operate (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform. Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund.

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

The Fund currently offers four classes of units of limited liability company interest (“Units”), Class F1 Units, Class F2 Units, Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Distribution and Servicing Fees (as defined below). Class F1 Units and Class F2 Units were available for purchase as of November 1, 2018, and Class A Units and Class I Units were available for purchase as of July 1, 2019. Each class of Units may be purchased as of the first business day of each calendar month based upon its respective then-current net asset value (“NAV”) per Unit, except that Class F1 and Class F2 are closed to new investors as investor subscriptions have surpassed $100 million, and will be offered only to existing Class F1 and Class F2 Investors, as applicable. Class A and Class F1 investors may be charged a Placement Fee up to a maximum of 3.0% on the amount they invest in the Fund. No placement fee will be charged on purchases of Class I Units and Class F2 Units.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as to not be subject to U.S. Federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund has adopted a tax year end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ending April 30, 2021, but after the Tax Year ended September 30, 2020, will be reflected in the financial statement footnotes for the fiscal year ending April 30, 2022. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended April 30, 2021, the Fund did not incur any interest or penalties.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The 2020 Tax Year remains subject to examination by the U.S. taxing authorities. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended April 30, 2021, the Fund did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions will be evaluated once paid after the Tax Year ended September 30, 2021.

The components of distributable earnings/deficit on a tax basis will be evaluated as of September 30, 2021.

The April 30, 2021 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year end, September 30, 2020. The cost of investments and the net unrealized appreciation and depreciation on investments as of April 30, 2021 are noted below.

Federal tax cost of investments	$547,943,733
Net unrealized appreciation	119,378,913

The tax character of distributions paid during the Tax Year ended September 30, 2020:

2020
Long-term capital gains	$1,991,910
Ordinary Income	1,948,436

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Unrealized appreciation	119,378,913	(a)
Accumulated capital and other losses	—
Other differences	—
Total accumulated earnings	$119,378,913

(a)	The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax treatment of partnerships.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Permanent book and tax differences resulted in reclassification for the tax year ended September 30, 2020 as follows:

Paid in capital	$($5,047,000)
Total distributable earnings	5,047,000

Permanent book and tax differences are primarily attributable to net operating loss and a distribution in excess of income for the tax year ended September 30, 2020. These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Due from broker: Due from broker includes cash balances held with the broker and receivables from certain Investment Funds annual distributions. There are no restrictions on the due from broker held by the Fund. At April 30, 2021, due from broker totaled $24.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the prorata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividend income is recorded on the ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Fund. It is estimated that distributions will occur over the life of the Investment Funds.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Dividends and Distributions to Investors: Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its investors on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/ tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or NAV per Unit of the Fund.

Multiple Classes of Units: All investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Distribution and Servicing Fees, are allocated directly to that class. The expense reimbursement is prorated by the number of months since the respective class commenced operations.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

3. PORTFOLIO VALUATION (Continued)

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $667,322,646, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of April 30, 2021, as investments in Investment Funds valued at NAV, as a “practical expedient”, that are not required to be included in the fair value hierarchy.

The following is a summary of certain investment strategies employed by the Investment Funds as of April 30, 2021. They are summaries only and do not purport to be complete. Not all Investment Funds employ these strategies and some may use other investment strategies other than those described below.

Equity Hedged. Equity hedged, or equity long/short, strategies involve taking simultaneous long and short positions in different equity securities in an attempt to profit from directional movements in the securities. Investment Fund managers that employ these strategies need not create portfolios that emphasize purchases of either long or short securities—rather, Investment Fund managers will manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the Investment Fund manager’s analysis of and outlook for the equity markets. Investment Fund managers often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of generating long-term capital appreciation through individual stock selection. Investment Fund managers may invest in the securities of companies without regard to market capitalization.

Relative Value Strategies. Relative value strategies include a range of different investment strategies that involve the simultaneous purchase and sale of related securities or instruments to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons. Generally, relative value Investment Fund managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation that the prices of the two instruments not only are historically related, but also that they have deviated from their historical trading patterns. The Investment Funds may use the following relative values strategies: equity market neutral statistical arbitrage, fixed income arbitrage, convertible arbitrage, relative value credit and mortgage and asset-backed securities.

Event-Driven Strategies. Event-driven strategies involve investments in companies engaged in business combinations, corporate reorganizations or structural transformations. Investment Fund managers that employ these strategies seek to capture the spread between current market prices and the value of financial instruments upon the successful completion of company- or transaction-specific events that alter a company’s financial structure or operating strategy, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations.

Activist Strategies: Investment Fund managers also may take an “activist” approach to such strategies, either hostile or friendly in nature, and seek to create a catalyst for or influence the outcome of an event. Activist strategies seek to accumulate concentrated positions in order to exert influence on underlying company management with the objective of increasing shareholder value. Activist strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Fund manager.

Trading Strategies. Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research. These strategies typically utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies and commodities to express an Investment Fund manager’s view. Successfully implementing these strategies generally requires well-developed risk management

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

3. PORTFOLIO VALUATION (Continued)

procedures, as Investment Fund managers often employ significant leverage and derivative strategies. In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Fund managers may use either fundamental or quantitative models or a combination of both. Investment Fund managers may trade in diversified markets or focus on one market sector.

Systematic Trading: Investment Fund managers that employ this strategy generally trade listed financial and commodity futures and interbank currency markets around the world. Systematic Investment Fund managers tend to utilize sophisticated, computer-driven, mathematical models and trading systems to analyze price and market data to identify trading opportunities and trends across a broad range of financial and commodity markets. These trading models and systems may be focused on technical or fundamental factors, or a combination of factors.

4. RELATED PARTY TRANSACTIONS AND OTHER

As of April 30, 2021, the Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee (the “Management Fee”) at the annual rate of 0.55% of the Fund’s net asset value. “Net asset value” means the total value of all assets of the Fund as of the end of the month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period. During the year ended April 30, 2021, the Adviser earned $2,363,163 of Management Fees which is included in the Statement of Operations, of which $305,838 was payable by the Fund as of April 30, 2021 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

The Adviser entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the November 1, 2018 and ending on the one year anniversary thereof to limit the amount of “Specified Expenses” (as defined below) borne by the Fund to an amount not to exceed 0.55% per annum of the Fund’s net assets (the “Expense Cap”). Specified Expenses were all expenses incurred by the Fund, except for: (i) the Management Fee; (ii) fees, expenses or allocations of, and any similar charge or cost associated with, the Investment Funds, (iii) brokerage costs, (iv) interest payments, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; (vii) extraordinary expenses (as determined in the sole discretion of the Adviser); and (viii) any authorized distribution or servicing fee paid with respect to certain classes of Units, including any fees under the Fund’s Rule 12b-1 plan. To the extent that Specified Expenses for a month exceeded the Expense Cap, the Adviser reimbursed the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap. In addition, to the extent the Fund’s organizational expenses and expenses relating to the offering and sale of Units exceeded $1 million, the excess amount over $1 million would be borne by the Adviser. At April 30, 2021, the Adviser has recouped all recoverable expenses.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data, technology and software providers; research expenses; costs of insurance; registration expenses; certain offering costs associated with the Fund’s continuing offering of Units (any offering costs that are primarily intended to result in the sale of Units may only be paid through the Fund’s Rule 12b-1 plan); expenses of meetings of investors; directors’ and officer fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

4. RELATED PARTY TRANSACTIONS AND OTHER (Continued)

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All Independent Directors are reimbursed for their reasonable out-of-pocket expenses. The total amount expensed by the Fund related to Independent Directors for the year ended April 30, 2021 was $84,000 which is included in Directors’ and Officer fees in the Statement of Operations, of which $50,034 was included in Prepaid Directors’ and Officer fees in the Statement of Assets and Liabilities as of April 30, 2021.

During the year ended April 30, 2021, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $29,811 which is included in Directors’ and Officer fees in the Statement of Operations, all of which was payable as of April 30, 2021 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

5. ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended April 30, 2021, the total administration fees were $321,305 which is included as Accounting and administration fees in the Statement of Operations, of which $132,958 was payable and is included as Accounting and administration fees payable in the Statement of Assets and Liabilities as of April 30, 2021.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to pay sub-placement agents for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to investors holding Class A Units and Class F1 Units. The Fund pays the Placement Agent a monthly fee out of the net assets of Class A Units and Class F1 Units (the “Distribution and Servicing Fee”) at the annual rate of 0.75% and 0.70% of the NAV of Class A Units and Class F1 Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units or Class F1 Units). The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Units or Class F1 Units are subject to the Distribution and Servicing Fee as long as they hold their Class A Units or Class F1 Units, respectively. Payment of the Distribution and Servicing Fee is governed by the Fund’s 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units and Class F1 Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units and Class F2 Units are not subject to a Distribution and Servicing Fee. For the year ended April 30, 2021, the total Distribution and Servicing Fee was $1,567,327 and $694,679, respectively, for Class A and Class FI Units, of which $215,942 and $67,709, respectively, for Class A and Class FI units, was payable as of April 30, 2021 and is included in Distribution and Servicing fees payable on the Statement of Assets and Liabilities.

6. INVESTMENTS

For the year ended April 30, 2021, total purchases of investments amounted to $299,750,000. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Fund as of April 30, 2021.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2021

7. REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, generally, it will recommend to the Board that the Fund offer to repurchase Units from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to 5% to 25% of the net assets of the Fund. Each repurchase offer will generally commence approximately 95 days prior to the applicable repurchase date.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an investor at any time prior to the day immediately preceding the first anniversary of the investor’s purchase of such Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors.

8. INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Adviser expects the risk of loss to be remote.

9. IMPACTS OF COVID 19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

10. SUBSEQUENT EVENTS

Subsequent events after April 30, 2021 have been evaluated through the date the Financial Statements were issued. Subscriptions into the Fund for May 1, 2021 and June 1, 2021 equaled $21,835,684, $141,000, $180,000 and $17,710,944 for Class A Units, Class F1 Units, Class F2 Units and Class I Units, and $28,381,895, $245,000, $265,000 and $14,378,691 for Class A Units, Class F1 Units, Class F2 Units and Class I Units, respectively.

As of May 24, 2021, the Fund entered into a committed, secured line of credit with Signature Bank with a commitment amount of $10,000,000.

CPG Focused Access Fund, LLC

Other Information (Unaudited)
April 30, 2021

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT which replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending July 30 and January 31. The Fund’s previous Form N-Q (prior to the reporting period ended April 30, 2019) and N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

INVESTMENT PROGRAM (UNAUDITED)

The investment objective of CPG Focused Access Fund, LLC (the “Fund”) is to seek attractive, long-term, risk-adjusted returns. The Fund seeks to achieve its investment objective principally by allocating the Fund’s assets among a concentrated, select group of third-party alternative asset managers (the “Investment Fund Managers”) and the unregistered investment vehicles they operate (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform (the “Morgan Stanley Platform”). The Fund generally invests in institutional offerings (i.e., the Fund invests directly in the Investment Funds). If the Fund is unable to invest in an institutional offering, the Fund may invest in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to Investment Funds. Although investments in such funds will not result in the Fund bearing any incremental management fees, it may result in higher pass-through expenses than if the Fund were able invest directly in an institutional offering. Certain of the Investment Funds may be advised by Morgan Stanley or an affiliate thereof, and Morgan Stanley acts as placement agent for the Investment Funds.

Investment Strategies

The principal elements of the investment strategy of Central Park Advisers, LLC (the “Adviser”) include: (i) seeking attractive investment opportunities primarily from among the equity-oriented Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund’s assets primarily to Investment Funds across various equity-oriented strategies; and (iii) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

●

Access. The Fund seeks to provide investors (“Investors”) with access primarily to Investment Funds represented on the Morgan Stanley Platform that generally are closed, restricted or otherwise unavailable to the investing public.

●

Asset Allocation. The Adviser seeks to diversify the Fund’s underlying investments primarily through exposure to different equity-oriented Investment Funds and investment strategies. The Adviser seeks to identify attractive Investment Fund Managers whose funds are available to high net worth Morgan Stanley clients, and conducts due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

●

Risk Management. The nature of hedge fund investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced hedge fund vetting process. The Adviser monitors the performance of Investment Funds, and periodically may reallocate the Fund’s investments among Investment Funds. The availability of certain information may be limited due to the lack of transparency associated with certain Investment Fund Managers, Investment Funds or strategies.

CPG Focused Access Fund, LLC

Other Information (Unaudited) (Continued)
April 30, 2021

In pursuing its investment objective, the Fund may allocate its assets across Investment Funds representing primarily a variety of equity-oriented investment strategies, many of which seek to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns with lower correlation to the broad equity and fixed-income markets). Although it is anticipated that the investment strategies described below represent the primary strategies of the Investment Fund Managers, the Fund may not invest in all or certain of the following strategies, and the Investment Funds may pursue a wide range of other investment strategies, including activities not described herein, to the extent that the Investment Fund Manager deems appropriate. Investment Fund Managers also may blend elements of one or more of these strategies to implement their investment approach. Additionally, the Fund’s allocation to these strategies is neither fixed nor equally weighted. There is no limitation on the amount of leverage that may be employed by Investment Fund Managers.

The Adviser, on behalf of the Fund, generally expects that it will seek to redeem in full from an Investment Fund that is removed from the Morgan Stanley Platform; however, the Fund will be subject to the terms of the Investment Fund governing withdrawals and redemptions, and there can be no assurance that the Fund will be able to redeem in a timely manner.

The following descriptions1 are summaries only and do not purport to be complete. Investments made according to the strategies identified below present significant risks.

Equity Hedged. Equity hedge, also known as equity long/short, strategies involve taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities. Investment Fund Managers typically use fundamental analysis to invest in publicly-traded equities and seek to generate alpha through superior security selection. Through fundamental analysis, Investment Fund Managers evaluate factors that may affect a security’s value, such as macroeconomic trends, industry-specific metrics and other qualitative and quantitative factors. This strategy need not create a portfolio that emphasizes purchases of either long or short securities—rather, Investment Fund Managers manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the Investment Fund Manager’s analysis of and outlook for the equity markets. In practice, Investment Fund Managers that employ equity hedge strategies frequently emphasize long positions. From time to time, Investment Fund Managers also may use derivative instruments to counter-balance perceived market risks to an equity portfolio. Investment Fund Managers that invest pursuant to equity hedge strategies often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of generating long-term capital appreciation through individual stock selection. Investment Fund Managers may invest in the securities of companies without regard to market capitalization.

Relative Value. Relative value strategies include a range of different investment strategies that involve the simultaneous purchase and sale of related securities or instruments to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons. Generally, relative value Investment Fund Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation that the prices of the two instruments not only are historically related, but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

Equity Market Neutral/Statistical Arbitrage. Equity market neutral strategies seek to generate profits through the successful selection of equity securities while neutralizing the effects of market-wide or, in some cases, industry- or sector-wide price movements by simultaneously taking long and short positions in “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (i.e., largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

Fixed-Income Arbitrage. Investment Fund Managers employing this strategy seek to profit from price anomalies and inefficiencies between related fixed-income securities, while neutralizing exposure to interest rate and currency risk. Investment Fund Managers may focus on complex securities to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics. Losses, however, may be incurred from spread positioning due to price

[1]	NTD: CPG to confirm the Investment Funds it invests in are covered by the strategy descriptions below.

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differentials. Investment Fund Managers following a fixed-income arbitrage strategy typically utilize significant amounts of leverage, take both long and short positions and employ certain derivative strategies. Fixed-income arbitrage can include, among others, trading in U.S. and non-U.S. government securities and capital markets, corporate securities, investment company securities, mortgage-backed securities, asset-backed securities, futures and options, interest rate caps, interest rate swaps and various other financial instruments and investments.

Convertible Arbitrage. Convertible arbitrage strategies involve investing in the convertible securities of companies that Investment Fund Managers perceive to be mispriced from a fundamental or volatility perspective. The strategy involves the simultaneous purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible security can be exchanged, to isolate the aspect of the security that the Investment Fund Manager believes is mispriced, exploit the price differential and seek to eliminate the effect of directional moves in the price of the underlying security. Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-like instruments traded in this strategy. Convertible bonds are vulnerable to market risk, and the issuers of the bonds selected for investment are vulnerable to bankruptcy and credit risk. Investment Fund Managers may seek to hedge certain risks or, alternatively, take on additional credit risk and interest rate risk.

Relative Value Credit. Investment Fund Managers employing this strategy seek to generate profits through the successful selection of credit securities within an issuer’s capital structure with relative pricing discrepancies, or between related instruments referencing an issuer or issuers where historical relationships are mispriced and there is a catalyst for those to converge or diverge. This strategy also includes Investment Fund Managers that trade credit on a fundamental basis using alpha-generating long and short positions, while seeking to reduce the effects of market-wide or, in some cases, industry- or sector-wide price movements.

Mortgage- and Asset-Backed Securities. Investment Fund Managers may extract relative value by investing in mortgage-backed securities, typically non-agency residential and commercial mortgage-backed securities, and in a pool of other asset-backed securities, such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets. The investment characteristics of mortgage-backed securities and asset-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time because the underlying mortgage loans or other assets themselves generally may be prepaid at any time.

Event-Driven. Event-driven strategies involve investments in companies engaged in business combinations, corporate reorganizations or structural transformations. Investment Fund Managers that employ these strategies seek to capture the spread between current market prices and the value of financial instruments upon the successful completion of company- or transaction-specific events that alter a company’s financial structure or operating strategy, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations. Events that have a perceived high probability of not being consummated tend to trade with a much wider spread than straightforward synergistic events. Legal, tax and regulatory issues also can add to the risk that a transaction will not be consummated. Investment Fund Managers generally attempt to control risk by limiting position size, diversifying their positions and conducting thorough due diligence, and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize.

Activist Strategies. Investment Fund Managers also may take an “activist” approach to such strategies, either hostile or friendly in nature, and seek to create a catalyst for or influence the outcome of an event. Activist strategies seek to accumulate concentrated positions in order to exert influence on underlying company management with the objective of increasing shareholder value. Activist strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Fund Manager. The Investment Fund Manager may work with the management team of the target company to design an alternate strategic plan and assist them in its execution and may secure appointment of persons to the target company’s management team or board of directors. If necessary, the Investment Fund Manager may initiate shareholder actions (including those that may be opposed by the target company’s management) seeking to maximize value, including corporate restructurings, share repurchases, management changes, asset sales and/or divestitures.

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Merger Arbitrage/Special Situations. Investment Fund Managers that employ these strategies seek to capitalize on perceived pricing discrepancies in the securities of companies that are involved in certain corporate or market events or transactions, such as mergers, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations and liquidations. While Investment Fund Managers may employ a variety of merger arbitrage/special situation strategies depending upon the nature of the transaction, the most common strategy involves purchasing shares of an acquisition target at a discount to its expected value upon completion of the transaction. Investment Fund Managers may employ a variety of investment techniques to maximize profits and/or hedge against potential losses and issuer-related risk, including short selling, options trading, trading in securities convertible into or exchangeable for securities involved in the reorganization and investing in financial futures or other futures markets.

Distressed Securities. This strategy primarily involves investing in the securities of companies that are experiencing financial distress, including companies subject to or threatened with bankruptcy, workouts, financial restructuring or reorganization, balance sheet re-capitalization or insolvency proceedings, or are trading at stressed or distressed prices in anticipation of such an event. Investment Fund Managers that employ these strategies may invest in a variety of asset classes, such as bonds, preferred and common stock, public and private debt securities, bank loans, trade claims, private placements and warrants. Additionally, Investment Fund Managers may invest in distressed or stressed tranches of securities backed by credit sensitive collateral, such as credit cards receivables, manufactured housing or auto loans. This strategy also may include investing in high-yield securities, including “junk bonds.” Opportunities in this strategy are closely linked to the level of defaults and credit spreads and, therefore, the business cycle in general. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities, such as “junk bonds.”

Event-Driven Equity. Event-Driven Equity strategies focus on catalyst-driven investment opportunities that may arise from a variety of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events. Investment Fund Managers that employ these strategies generally target companies undergoing a significant corporate transition or reorganization, and focus on the equity portion of the company’s capital structure.

Event-Driven Corporate Credit. Investment Fund Managers that employ Event-Driven Corporate Credit strategies generally invest in securities that experience a change in valuation due to corporate transactions, major shifts in corporate strategy and other atypical corporate events. Event-Driven Corporate Credit strategies involve investing in an array of credit-oriented instruments including, but not limited to, investment-grade corporate bonds, high-yield debt, bank debt and credit default swaps. Investment Fund Managers that trade credit can be long or short depending on their fundamental analysis. All credit instruments are susceptible to default, interest rate and liquidity risks.

Trading. Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research. These strategies typically utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies and commodities to express an Investment Fund Manager’s view. Successfully implementing these strategies generally requires well-developed risk management procedures, as Investment Fund Managers often employ significant leverage and derivative strategies. In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Fund Managers may use either fundamental or quantitative models or a combination of both. Investment Fund Managers may trade in diversified markets or focus on one market sector.

Global Macro. This strategy has a broad mandate and involves trading in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets. Investment Fund Managers generally focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered. Investment Fund Managers generally establish opportunistic long or short market positions in an attempt to profit from anticipated market moves.

Discretionary Trading. This strategy involves constructing long and short market positions around fundamental macro-economic or technical views. Investment Fund Managers that employ this strategy seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity,

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currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. While similar to a global macro strategy, the primary distinction is that discretionary strategies tend to be more focused on one or two subsets of global capital markets.

Systematic Trading. Investment Fund Managers that employ this strategy generally trade listed financial and commodity futures and interbank currency markets around the world. Systematic Investment Fund Managers tend to utilize sophisticated, computer-driven, mathematical models and trading systems to analyze price and market data to identify trading opportunities and trends across a broad range of financial and commodity markets. These trading models and systems may be focused on technical or fundamental factors, or a combination of factors.

Emerging Markets Trading. This strategy involves investing in securities and instruments located in emerging industrialized or less developed global financial markets. Investment Fund Managers must possess a strong understanding of the macro-economic environment to be successful over the long-term. Financial instruments in emerging markets tend to be correlated to each other, as the liquidity and market capitalization of these markets is very limited. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. While Investment Fund Managers may seek to control downside risk in adverse market environments by short selling, certain emerging market governments manipulate markets to squeeze out short sellers, and periodically impose structural impediments to short selling. As a consequence, most emerging market managers tend to have a long bias to equities.

Credit. Credit-based trading strategies typically focus on constructing long and short positions in credit-sensitive securities, and generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets. These types of investments generally are based on a “bottom-up” approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes. Investment Fund Managers also may rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments. To hedge against potential imbalances in the supply and demand of debt securities or credit instruments, possible market disruptions and other macro events affecting the global market (e.g., recession), and issuer-specific risk, Investment Fund Managers may seek protection through short exposure in major credit indices and equity indices. The Investment Funds may invest in credit instruments without regard to credit quality, and, thus, may invest in “junk bonds”.

Diversified Structured Credit. This strategy consists of investing in a diversified mix of structured credit instruments (e.g., collateralized loan obligations, collateralized debt obligations, commercial and residential mortgage-backed securities and other asset-backed securities). Investment Fund Managers generally attempt to minimize the volatility of returns and preserve investment capital by taking both long and short positions in various structured credit instruments; various whole loans and corporate debt; different tiers in an issuer’s capital structure (rated or unrated); and derivative instruments, including credit default swaps, options, futures, corporate derivatives and other hedging instruments. Investment Fund Managers generally utilize a fundamental, bottom-up, research-driven analytic process to extract absolute returns from credit sensitive investments, and seek to hedge interest rates and focus on extracting value from mispriced credit risk.

Credit-Sensitive Mortgage-Backed Securities. Investment Fund Managers that employ credit-sensitive mortgage-backed securities strategies target investments in securities collateralized by commercial and residential mortgages. Investment Fund Managers seek to generate superior risk-adjusted returns by selectively sourcing assets that are expected to benefit from current trends and have certain risk-mitigation qualities. Portfolios of credit-sensitive mortgage-backed securities generally are actively traded and dynamically hedged, and seek to capture option-adjusted spreads while staying relatively duration-neutral. Investment Fund Managers generally utilize a loan-level collateral analysis, meaning that the Investment Fund Manager assesses the merits of investing in a particular instrument by analyzing the underlying mortgages and the properties that collateralize them. Investment Fund Managers’ approach to these strategies may be based on their forecast of multiple home price and default and prepayment behavior paths.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective. The Adviser may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described herein, and may withdraw or redeem from an Investment Fund (subject to withdrawal or redemption limitations imposed by the Investment Fund) or sell the Fund’s portfolio holdings at any time.

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Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Fund’s capital in what it believes to be attractive investment opportunities. Investment Funds are sourced through the Morgan Stanley Platform, and then individually evaluated by the Adviser’s investment professionals using its selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser’s private investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to diligence promising investment opportunities represented on the Morgan Stanley Platform. The Adviser’s diligence process focuses on risk management, investment and operational diligence. The Adviser selects investment strategies and Investment Funds on the basis of availability and various qualitative and quantitative criteria, including: the Adviser’s analysis of historical performance of Investment Fund Managers; performance of prior funds versus peers; the Investment Fund Managers’ reputation, experience, expertise, opportunity set, key personnel, anticipated returns, economic conditions, assets under management, risk management, liquidity, investment philosophy and other factors. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment also are considered. In performing some of its due diligence activities, the Adviser relies on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser and its personnel use a range of sources to identify, evaluate, select and monitor investments for the Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Morgan Stanley. The Adviser’s investment committee is responsible for portfolio allocation and for final investment decisions.

The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting. Due diligence focuses on both investment and operational due diligence.

During its diligence process, the Adviser reviews the Investment Funds’ offering documents, due diligence materials, and other available information regarding the Investment Fund and Investment Fund Manager, and may conduct interviews with senior personnel of Investment Fund Managers. The Adviser seeks to communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, hedge funds, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback.

The conclusions of due diligence reviews are documented. The Adviser’s investment committee may decline a proposed investment, request additional information, or approve subject to tax and legal due diligence.

Portfolio Construction

The Adviser intends to use certain techniques to reduce the risk associated with the Fund’s investments. These techniques may include, without limitation, diversifying the Fund’s portfolio by area of investment (e.g., geographies, sectors and industries), investment strategy and Investment Fund Manager.

The Adviser seeks to allocate Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks of various investment strategies that the Investment Funds utilize as well as expected returns of such strategies. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. The currency denomination of an Investment Fund may be another factor for consideration. The Adviser seeks to invest the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive by the Adviser.

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The Fund is a “non-diversified” management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

Generally, the Adviser seeks to limit the Fund’s investment in any one Investment Fund and any one Investment Fund Manager to no more than 20% and 40% of the Fund’s net asset value, respectively (measured at the time of investment). In addition, the Fund’s investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund’s economic interests and less than 5% of the Investment Fund’s voting securities (measured at the time of investment). Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund seeks to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. The Fund may depart from these restrictions at any time during periods of adverse market, economic or political conditions, periods of large cash inflows or, in the event of the Fund’s liquidation, the wind-up of the Fund.

There can be no assurance that the Fund’s investment program will be successful, or that the Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund below.

PRINCIPAL RISK FACTORS (UNAUDITED)

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Fund Managers) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. No assurance can be given that: (i) the Investment Funds’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; or (iv) Investors will not suffer losses from an investment in the Fund. All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Investment Approach. The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations, and

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must rely on the experience and competency of each Investment Fund Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

In contrast to most registered investment companies, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank. It is anticipated that the Investment Funds generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as required in the case of registered investment companies. If such brokerage firm became bankrupt, the Fund could be more adversely affected than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. In addition, an Investment Fund Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by an Investment Fund Manager to the custodian’s own use.

Investment decisions of the Investment Funds are made by the Investment Fund Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times due to restrictions imposed by the Investment Funds, the Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund. In addition, some Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The purpose of the provision is to prevent a run on the Investment Fund, which could impair or cripple its operations, as a large number of withdrawals from the Investment Fund would force the Investment Fund Manager to sell off a large number of positions. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments in Investment Funds and the Fund’s underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Fund Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or their severity. To the extent the Fund’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Limited Operating History. The Fund has a limited performance history that Investors can use to evaluate the Fund’s investment performance. In addition, certain Investment Funds may be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund obtains about such investments may be

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limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds may be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Concentration Risk. The Fund expects to invest principally among a concentrated, select group of Investment Fund Managers and the Investment Funds they operate that are represented on the Morgan Stanley Platform. As a result, the Fund may be less diversified, more volatile and more subject to concentration risk, than other similar funds.

Available Information. The Adviser monitors the performance of Investment Funds, as well as other pertinent developments regarding the Investment Funds. The availability of certain information, however, may be limited due to the lack of transparency associated with certain Investment Fund Managers, Investment Funds or strategies.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investment Funds as opportunities arise, principally among the equity-oriented Investment Funds represented on the Morgan Stanley Platform. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments consistent with the Fund’s investment objective. Investors do not receive and otherwise are not privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or that the Fund will be able to achieve its investment objective. The Fund is organized to provide Investors with an investment program across Investment Funds representing primarily a variety of equity-oriented investment strategies, and not an indirect way for Investors to gain access to any particular Investment Fund.

Limitations on Transferability; Units Not Listed; No Market for Units. The transferability of units of limited liability company interests (“Units”) is subject to certain restrictions contained in the Fund’s Limited Liability Company Agreement, as amended and restated from time to time, as amended or supplemented, and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or any public or other market. No market currently exists for Class F1, Class F2, Class A or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board of Directors of the Fund (the “Board”) that the Fund offer to repurchase 5% to 25% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class F1, Class F2, Class A and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term Investors. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Distributions In-Kind. The Fund generally expects to distribute to each holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive, or that the Adviser may elect to have the Fund receive, distributions in-kind from an Investment Fund. In such circumstances, the Adviser would seek to act in the interests of the Fund, which may under the circumstances include disposing of these securities, making a distribution in-kind to Investors

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or holding these securities. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. In the event that the Adviser determines to hold these securities, the securities will remain subject to market risk until sold. Alternatively, the Adviser may determine to sell these securities in the secondary market; however, the Adviser may not be successful in its attempts to do so or may sell at a disadvantageous price.

Leverage Utilized by the Investment Funds. The Investment Funds may use leverage in the form of loans for borrowed money (e.g., margin loans) or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Investment Funds can substantially increase the market exposure (and market risk) to which the Investment Funds’ individual investment portfolios may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which an Investment Fund can leverage in particular, can affect the operating results of the Investment Fund.

An Investment Fund’s use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure an Investment Fund’s margin accounts declines, the Investment Fund might be subject to a “margin call,” pursuant to which the Investment Fund would be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may initiate a margin call or other payment obligation and require the Investment Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing. Additionally, to obtain cash to satisfy a margin call, an Investment Fund may be required to liquidate assets at a disadvantageous time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt.

In the U.S. futures markets, margin deposits are typically required. These deposits may range from 1% to 15% of the value of the futures contracts being purchased or sold. With respect to other derivative markets, margin deposits may be lower or may not be required at all. Such low margin deposits indicate that any trading in these markets typically is accompanied by a high degree of leverage. A relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor where low margin deposits exist.

There are no margin requirements in connection with Investment Fund purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When an Investment Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

Borrowing. The Fund may borrow money to fund new investments pending receipt of redemption proceeds from existing Investment Funds, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell, withdraw or redeem certain investments in Investment Funds at inopportune times, which may further depress returns; however, the Fund may not be successful in its attempts to do so. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

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Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Investment Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, fiscal, tax, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that are substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. An Investor in the Fund bears a portion of the Fund’s management fee and other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund also indirectly bears a portion of the asset-based fees, incentive fees or allocations and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. In addition, certain Investment Fund Managers may pass through certain operating expenses and costs to its Investment Funds, which may be significant. The operating expenses of an Investment Fund may include, but are not limited to: organizational and offering expenses; the cost of investments (such as broker-dealer expenses, exchange and clearing fees, interest expense and other charges for transactions); the cost of leverage and other borrowing charges; margin payments and fees; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund generally seeks to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities,

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the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a “non-diversified” management investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 20% of its net asset value (measured at the time of purchase) in any one Investment Fund.

Dilution from Subsequent Offering of Units. The Fund may accept additional purchases of Units as of the first business day of each calendar month. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior investments.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, as they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects, and the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of issues available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Currency Risk. Investment Funds may make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments, therefore, may be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Sector Focus. Certain Investment Funds may focus their investments on a particular industry or sector, including, but not limited to, technology, life sciences and healthcare and financial services, which presents certain risks that may not exist to the same degree as in other types of investments. Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments. In addition, the investments of such Investment Funds will be disproportionately exposed to the risks associated with any such industry or sector focus. As a result, such Investment Funds, and thus the Fund, may be subject to greater investment risk and volatility than if investments had been made in issuers in a broader range of industries or sectors.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, rapidly changing market conditions, new competing products and companies, changing consumer preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated.

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Life Sciences and Healthcare Sectors. Investment Funds may invest in companies within the life sciences and healthcare sectors. Companies within these sectors may be subject to particular investment risks, and investments in such companies may pose a higher risk of loss and higher volatility than investments in other market sectors, due to certain factors, including, but not limited to: (i) dependence on obtaining governmental approvals, which may be a lengthy and costly process; (ii) shifting regulatory frameworks; (iii) the rapid pace of development, which may result in products or services becoming obsolete or having short product cycles; (iv) the need to obtain patents or other intellectual property; (v) dependence on reimbursement from third-parties; (vi) governmental efforts to reform regulations applicable to the costs of services and products; and (vii) the dependence on one product under development, despite the fact that there can be no assurance of obtaining the requisite approvals for marketing and sale to the public. If a company is unable to address these risks successfully, the company may experience significant adverse effects, which could negatively affect the performance of the applicable Investment Fund and, in turn, the Fund.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets can negatively affect financial services companies and cause their values to decline.

Valuation of the Fund’s Investments in Investment Funds. The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. The valuation of the Fund’s investments in Investment Funds ordinarily is determined based upon valuations provided by the Investment Funds on a monthly basis. The Investment Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and are valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Board. Moreover, neither the Valuation Committee nor the Adviser generally will have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell, withdraw or redeem its interests in such an Investment Fund, the Fund may be unable to sell, withdraw or redeem such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee, in its sole discretion, may determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Fund determines its month-end net asset value and the net asset value of each class of Units may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain

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circumstances as described in “Repurchases of Units and Transfers” in the Confidential Memorandum. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund adversely affect the Fund’s net asset value, the value of the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Investment Strategy-Related Risks

Certain of the principal risks of the Fund’s identified investment strategies (which are employed through the Investment Funds) are set forth below. Depending on economic and market conditions, or allocations to other Investment Funds or Investment Fund Managers, other risks may be present.

Equity Hedged. Investment Fund Managers that employ these strategies typically make investments based on fundamental analysis and evaluation of certain factors that may affect a security’s value, such as macroeconomic trends, industry-specific metrics and other qualitative and quantitative factors, whether country-specific or global or both. There is no assurance that the Investment Fund Managers’ analysis will prove accurate, and securities may lose value as a result of a downturn in the equity markets. In addition, Investment Fund Managers may incur losses if their judgements regarding the timing of certain market events or trends prove to be incorrect and long positions underperform short positions, even if they were correct regarding the directional movements of the securities being traded.

Relative Value

Equity Market Neutral. A market-neutral strategy consists of taking long and short positions in “matched” equities in approximately equal volumes to attempt to neutralize the effects of market-wide or, in some cases, industry- or sector-wide price movements. To the extent an Investment Fund Manager is unable to maintain a balanced position, for example because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to “match” long and short positions, the strategy will not be market-neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock picking, losses. Unusual events specific to a particular company, which cause sudden changes in the company’s share valuation, also may adversely affect historical price relationships between stocks, leading to losses in the strategy.

Statistical Arbitrage. The success of the investment activities of an Investment Fund Manager that employs statistical arbitrage strategies is heavily dependent on the computer-driven, mathematical models and/or trading systems used by the Investment Fund Manager in attempting to exploit short-term and long-term relationships among stock prices and volatility. Models and systems that have been formulated on the basis of past market data may not be predictive of future price movements. Investment Fund Managers may select models and systems that are not well-suited to prevailing market conditions, or that have hidden biases or exposure to broad structural or sentiment shifts. In addition, the effectiveness of these models and systems tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In the event of static market conditions, statistical arbitrage strategies are less likely

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to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments. Unusual events specific to particular corporations and major shifts and events external to the operations of markets can cause extreme market moves that are inconsistent with the historic correlation and volatility structure of the market. Systematic trading strategies present similar risks.

Fixed-Income Arbitrage. Fixed-income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, interest rate caps, interest rate swaps and the various other financial instruments and investments that fixed-income arbitrage strategies may trade. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. Certain securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed-income arbitrage strategies. Many other unforeseeable events, including actions by various other government agencies and domestic and international political events, may cause sharp market fluctuations.

Convertible Arbitrage. The success of the investment activities of an Investment Fund Manager that employs convertible arbitrage strategies will depend on the Investment Fund Manager’s ability to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that an Investment Fund Manager will be able to identify investment opportunities or to correctly exploit price discrepancies. A reduction in the pricing inefficiency of the markets in which Investment Fund Managers invest will reduce the universe of attractive markets and investment opportunities. In the event that the perceived mispricings underlying an Investment Fund Manager’s positions fail to materialize as expected, the positions could incur a loss.

The price of a convertible bond, similar to other bonds, moves inversely with changes in interest rates. As a result, increases in interest rates could result in a loss on a position to the extent that the short position does not correspondingly depreciate in value. While Investment Fund Managers typically try to hedge interest rate risk via interest rate swaps and government securities, residual interest rate risk can adversely impact the portfolio. The price of convertible bonds also is sensitive to the perceived credit quality of the issuer. Convertible securities purchased by Investment Fund Managers will decline in value if there is deterioration in the perceived credit quality of the issuer or a widening of credit spreads and this decline in value may not be offset by gains on the corresponding short equity position.

Convertible bond arbitrage portfolios typically are long volatility. Volatility risk is difficult to hedge since the strike price and, often, the maturity of the implied option are unknown. A decline in actual or implied stock volatility of the issuing companies can cause premiums to contract on the convertible bonds. Convertible arbitrageurs also are exposed to liquidity risk in the form of short squeezes in the underlying equities, or due to widening bid/ask spreads in the convertible bonds. Liquidity risk often can be exacerbated by margin calls since most arbitrageurs run leveraged portfolios. Convertible arbitrage strategies also are subject to risk due to inadequate or misleading disclosure concerning the securities involved. Also, in the absence of anti-dilution provisions in a convertible security, losses could occur in the event the underlying stock is split, additional securities are issued, a stock dividend is declared or the issuer enters into another transaction which increases its outstanding securities.

Relative Value Credit. Credit securities may be subject to a risk of an issuer’s default with respect to the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, credit risk may be affected by inadequacy of collateral or credit enhancement. Credit risk may change over the life of an instrument. Securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. Separately, relative value relationships may deviate from historical pattern and/ or manager thesis and cause a downward valuation adjustment. Additionally, debt securities may be directly or indirectly affected by changes in interest rates environment.

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Event-Driven. Investment Funds may invest in companies engaged in business combinations, corporate reorganizations or structural transformations, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations. Investment opportunities involving these types of business enterprises and events involves a considerable amount of risk, such as the risk that the transaction will be unsuccessful, take considerable time to consummate or will result in a distribution of cash or new securities the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not occur, the Investment Fund may be required to sell its investment at a loss. Further, in any investment made during an unstable political or economic environment, there exists the risk of default as to debt securities and a risk of bankruptcy or insolvency with respect to equity securities. There is substantial uncertainty concerning the outcome of transactions involving financially troubled companies or other special situations in which the Investment Fund may invest and, therefore, there is a potential risk of loss by the Investment Fund of its entire investment in such companies and situations. Investment Funds may invest in the securities of companies which are the subjects of proxy contests, in the hope that the resulting changes in management may improve the company’s performance or lead to sale of either the company or its assets. If the incumbent management defeats such an attempt, or if the incoming management team is unable to achieve its goals, the market price of the company’s securities will typically fall, which may cause the Investment Fund to sustain a loss. In addition, companies involved in acquisition attempts via proxy fights may be the subject of litigation, which typically involves significant uncertainties and may impose additional costs and expenses upon the company, the participating Investment Fund and, indirectly, the Fund.

Merger Arbitrage. Merger arbitrage strategies often incur significant losses when proposed transactions are not consummated. The consummation of transactions such as mergers, takeovers and exchange or tender offers can be prevented or delayed by a variety of factors, including, but not limited to: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; (vi) opposition of the management or shareholders of the target company, which, as noted above, can result in litigation (for example, to enjoin the proposed transaction); (vii) intervention of government agencies; (viii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (ix) an attempt by a third party to acquire the offeror; (x) in the case of a merger, failure to obtain the necessary shareholder approvals; (xi) market conditions resulting in material changes in securities prices; and (xii) compliance with any applicable legal requirements. Merger arbitrage/special situations positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage/special situations position differently, the position may be exposed to loss. Merger arbitrage/special situations strategies also depend for success on the overall volume of deal activity, which historically has been cyclical in nature. During periods of depressed activity, it may be difficult for Investment Fund Managers to identify attractive opportunities or to identify a sufficient number of opportunities to provide diversification among potential transactions.

Special Situations. Special situation strategies entail making predictions about the likelihood that an event, such as a spin-off, leveraged buyout, restructuring, reorganization or liquidation, will occur and the impact the event will have on the value of a company’s securities. There is no guarantee that these predictions will prove accurate. If the event fails to occur, or it does not have the foreseen or intended effect, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as an Investment Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which, for example, promises to enhance value, but fail to implement it successfully, resulting in losses to investors. In liquidations and other forms of corporate reorganizations, the risk exists that the reorganization will be unsuccessful, delayed or will result in a distribution that does not make the investor whole.

Distressed Securities. This strategy involves investing in equity and debt securities, or other claims, of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems or that are involved in bankruptcy or reorganization proceedings. Investments such as these should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it often may be difficult to obtain accurate information as to the condition of the issuers. In addition, the ability of these entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the

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companies. Further, there is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument and, a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be below-investment grade, or so-called “junk bonds.” These investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts’ power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of these securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of these securities to reflect their intrinsic value. Distressed securities often are inefficiently priced due to their lack of liquidity, the existence of forced sellers and the uncertainty created by the restructuring process.

Event Driven Equity. Investment Fund Managers employing these strategies may invest in business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving these business enterprises, there is a high degree of risk of loss. In addition, there can be no guarantee that a catalytic event anticipated by the Investment Fund Manager will occur and have the impact that the manager predicted.

Corporate Credit Event Driven. This strategy involves investing in securities that experience a change in valuation due to corporate transactions, major shifts in corporate strategy and other atypical corporate events, such as bankruptcies, liquidations and other reorganizations. Investment Fund Managers may invest in senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as accounts payable to trade creditors. Many of these securities and investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. Separately, there is no guarantee that Investment Fund Managers employing these strategies will evaluate correctly the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action.

Trading

Global Macro. The success of global macro strategies will depend on an Investment Fund Manager’s ability to identify and exploit opportunities in global economies, some of which will result in an Investment Fund Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets. There is no assurance that Investment Fund Managers’ analysis of macro-economic fundamentals, or the investment theses developed by Investment Fund Managers, will prove accurate. Securities may lose value as a result of downturns caused by shifts in macro-economic fundamentals, such as monetary and fiscal policy, politics, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations. In addition, Investment Fund Managers may incur losses if they are wrong about the timing of certain market trends or anticipated market moves. Global macro trading strategies typically employ significant leverage that will magnify Investment Funds’ risk exposure, including risk of loss. Discretionary trading strategies present similar risks.

Emerging Markets. An emerging markets strategy involves purchasing securities of issuers located in countries that have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers in these countries and the countries themselves have defaulted on their obligations. Additional risks relevant to emerging markets may include: greater dependence on exports and the corresponding importance of international trade; more extensive controls on foreign investment and limitations on repatriation of invested capital; increased likelihood of governmental involvement in, and control over, the economies; decisions by the government to cease support of economic reform programs or to impose restrictions; and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

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Other Investment-Related Risks

Equity Securities. An Investment Fund’s portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Fund Managers may focus on investments within specific sectors, countries and/or regions. Investment Fund Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Fund Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Fund Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Fund Managers’ investments in equity securities may include securities that are listed on securities exchanges, as well as unlisted securities that are traded over-the-counter (“OTC”). Equity securities of companies traded OTC may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Fund Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Bonds and Other Fixed-Income Securities. Investment Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities. Investment Funds will invest in these securities when they believe such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which an Investment Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Investment Funds. As a result of such dislocations, the Investment Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for an Investment Fund’s portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, an Investment Fund may be unable to fully finance its investments and operations. This risk would be exacerbated if a substantial portion of an Investment Fund’s financing is provided by a relatively small number of counterparties. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Investment Fund’s portfolio, thereby reducing the Fund’s net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, an Investment Fund could be forced to sell its investments at a time when prices are depressed.

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to

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other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Investment Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Funds.

There can be no assurance as to whether any lending institution or other party from which an Investment Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Investment Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a “first day” order from the bankruptcy court limiting trading in claims against, and shares of, the debtor in order to maximize the debtor’s ability to utilize net operating losses following a successful reorganization. Such an order could in some circumstances adversely affect an Investment Fund’s ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Real Estate Investment Trusts. Investment Funds may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property. In addition, factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, social and economic trends and the creditworthiness of the issuer. REITs also are subject to the risk of fluctuations in income from underlying real estate assets, poor performance

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by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation and adverse changes in the tax laws. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities, and some may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which can increase the risk that the REIT could be unfavorably affected by the poor performance of a single investment or investment type. In addition, REITs also may be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Mortgage-Backed and Mortgage-Related Securities. Investment Funds may invest in a variety of mortgage-backed and other mortgage-related securities, such as adjustable-rate mortgage securities and collateralized mortgage obligations. The investment characteristics of these securities differ from those of traditional debt securities, and they are subject to additional risks, including the risk of borrowers defaulting on their mortgages. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Investment Funds that hold mortgage-related securities may exhibit more volatility. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Investment Fund because it may have to reinvest that money at the lower prevailing interest rates. The market for mortgage-backed securities may be highly volatile and lack liquidity.

Other Asset-Backed Securities. Investment Funds may invest in other asset-backed securities, including securities backed by auto loans, collateralized loan obligations, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets (collectively, “Structured Securities”). Many Structured Securities are extremely complex. In addition, many Structured Securities are particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both. The returns of Structured Securities may be volatile; leverage may be inherent in the structure of some Structured Securities and in some cases may be substantial. In addition, there can be no assurance that a liquid market will exist in any Structured Security when an Investment Fund seeks to sell. Such Investment Funds intend to enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors. However, no assurance can be made that such transactions will fully protect such Investment Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities. In the event of foreclosure of loans backing Structured Securities, there can be no guarantee that the value of the underlying assets securing such loans will be equal to the amount of the loan and foreclosure expenses.

Collateralized Loan Obligations (“CLOs”). Investment Funds may invest in CLOs. The portfolio of loans underlying CLOs, which serve as collateral therefor, may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans (“junk”), debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. Investors in CLOs ultimately bear the credit risk of the underlying collateral. The cash flows generated by CLOs are split into two or more portions, called tranches, which vary in maturity, yield and credit risk characteristics, and often are categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The equity tranche, therefore, carries the most risk, as it bears the bulk of defaults from the bonds or loans and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, however, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Ultimately, the risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Investment Fund invests.

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In addition to the general risks associated with investing in debt securities (e.g., interest rate, credit and market risk), CLOs carry additional risks, including: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; (iii) the possibility that Investment Funds may invest in CLOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully appreciated at the time of investment, and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility; (v) junior debt and equity tranches are subject to a higher risk of loss than the senior debt portion as a result of the highly levered nature of CLOs; and (vi) CLOs are privately offered and sold, and investments in CLOs typically are thinly traded or have only a limited trading market.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest without limitation in restricted securities and other investments that are illiquid, which may include so-called “PIPE” (private investments in public equity) securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Fund Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Fund Manager might obtain a less favorable price than the prevailing price when it decided to sell. Investment Fund Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. An Investment Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Certain Investment Funds may invest all or a portion of their assets in privately placed securities that may be illiquid. Some of these investments are held in “side pockets,” which are sub-accounts within the Investment Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund Manager. In addition, if an Investment Fund establishes a side pocket prior to the Fund’s investing in the Investment Fund, the Fund may not be exposed to the performance of the Investment Fund’s assets held in the side pocket.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund and Investment Funds may invest some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and Investment Fund Managers deem appropriate under the circumstances, including in response to adverse market, economic or political conditions or for temporary defensive purposes. In addition, the Fund may invest in these instruments pending the investment of assets in Investment Funds, or to maintain the liquidity necessary to effect repurchases of Units or meet expenses. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Short Sales. An Investment Fund may attempt to limit its exposure to a market decline in the value of its portfolio securities through short sales of securities that its Investment Fund Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund also may use short sales for speculative purposes to pursue its investment

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objectives if, in the Investment Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund’s short position will be available for purchase.

Short sale transactions have been subject to increased regulatory scrutiny, including the imposition of restrictions on short selling certain securities and reporting requirements. The Investment Funds’ ability to execute short sales may be materially adversely impacted by rules, interpretations, prohibitions and restrictions on short selling activity imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations. These rules, interpretations, prohibitions and restrictions may be imposed with little or no advance notice, and may impact prior trading activities of the Investment Funds. Additionally, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

Non-U.S. Investments. Investment Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in equity and fixed-income securities issued by foreign (non-U.S.) companies, including other funds, or governments of foreign countries. Investment Funds also may invest in depositary receipts, such as ADRs. Non-U.S. securities in which an Investment Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments. Because investments in foreign issuers may involve non-U.S. dollar currencies and the Investment Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The securities markets of foreign countries generally are less regulated than U.S. securities markets. Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company’s performance.

Although certain Investment Funds may invest portions of their assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Investment Funds may value their securities and other assets in U.S. dollars. The Investment Funds may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities:

Non-U.S. Currencies. Certain Investment Funds may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies. Because some Investment Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies. Investment Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Investment Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If an Investment Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of an Investment Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Investment Fund’s investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Fund makes its investments will reduce the effect of increases, and magnify

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the effect of decreases, in the prices of the Investment Fund’s securities in their local markets. The Investment Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

Characteristics of Non-U.S. Securities Markets. Some Investment Funds may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries. Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile. Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S. Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations. Commissions for trades on foreign stock exchanges and custody expenses generally are higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring an Investment Fund to borrow funds or securities to satisfy its obligations arising out of other transactions. In addition, there could be more “failed settlements,” which can result in losses to an Investment Fund.

Less Company Information and Regulation. Generally, there is less publicly available information about foreign companies than about U.S. companies. This may make it more difficult for an Investment Fund to stay informed of corporate action that may affect the price of a particular security. Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements. These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

Political and Economic Instability. Because of volatile internal political environments, less stable monetary systems and/or external political risks, among other factors, many non-U.S. economies are less stable than the U.S. economy. Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities. Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners. In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Fund’s investments in those countries.

Withholding Taxes. Income and gains derived by an Investment Fund may be subject to withholding and other taxes, which would reduce net proceeds.

“Short Squeeze.” To the extent that an Investment Fund engages in short-selling, the Investment Fund could be caught in a “short squeeze” specific to certain non-U.S. markets. Equities issued by foreign issuers generally are subject to being recalled if loaned by a lender pursuant to a stock lending program. In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A “short squeeze” is a speculative trading strategy that is sometimes observed when a security has been heavily sold short. Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Investors who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that an Investment Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Investment Fund could be caught in such a “short squeeze,” possibly preventing the Investment Fund from unwinding its position without incurring significant losses. There is no assurance that an Investment Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

Foreign Exchange. Investment Funds may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. In addition, an Investment Fund may maintain short positions in forward currency exchange transactions, in which the Investment Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold

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relative to the value of the currency the Investment Fund agreed to purchase. A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. Forward currency exchange contracts also are highly leveraged. An Investment Fund also may purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Repurchase Agreements and Reverse Repurchase Agreements. Some Investment Funds may enter into repurchase agreements and reverse repurchase agreements. For the purposes of maintaining liquidity and achieving income, an Investment Fund may enter into repurchase agreements with domestic commercial banks, registered broker/dealers or other appropriate counterparties. A repurchase agreement is a contract under which an Investment Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Investment Fund to resell such security at a fixed time and price (representing the Investment Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Investment Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Investment Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

An Investment Fund may enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a security by an Investment Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Investment Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations. An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might incur a loss if the institution with which the Investment Fund transacted breaches its agreement with the Investment Fund.

Purchasing Initial Public Offerings. Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price

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volatility for the shares of these companies, and this volatility can affect the value of the Fund’s investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Fund that does not yet have a substantial amount of assets. This impact on an Investment Fund’s performance may decrease as an Investment Fund’s assets increase.

Commodities. Some Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. To the extent that these storage costs relating to a commodity change while the Investment Fund is invested directly in that commodity, the value of the Investment Fund’s investment in that commodity may change accordingly. The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices. These variables may create additional investment risks that subject commodity investments by an Investment Fund to greater volatility than traditional security investments.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. These registered investment companies may include business development companies, which generally will be privately-offered, and other registered investment companies, some of which will be used for cash management purposes. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivative instruments, or “derivatives,” include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset also are applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

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Liquidity. Derivative instruments, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets an Investment Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Investment Funds may conduct their transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Investment Funds to potentially greater losses.

Operational Leverage. Trading in derivative instruments can result in large amounts of operational leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by an Investment Fund and could cause each Investment Fund’s net asset value to be subject to wider fluctuations than would be the case if the Investment Fund did not use the leverage feature of derivative instruments.

Over-the-Counter Trading. Investment Funds may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, an Investment Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. Investment Funds may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Investment Funds may engage in the use of put options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing his entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Stock Index Options Trading. Investment Funds may purchase and sell call and put options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a gain or loss will be realized from the purchase or sale of options on an index depends upon movements in the level of stock prices in that index generally, rather than movements in the price of a particular stock. Successful use of options on stock indices will depend upon the ability of the Investment Fund Managers to predict correctly movements in the direction of the stock market generally. This ability requires skills and techniques different from those used in predicting changes in the price of individual stocks.

Forward Contracts. Investment Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which an Investment Fund maintains accounts may require that an Investment Fund deposit margin with respect to such trading. An Investment Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices

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with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Investment Fund Manager would otherwise recommend, to the possible detriment of that Investment Fund.

Swap Agreements. An Investment Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Investment Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, specific securities, credit or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements will tend to shift an Investment Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from an Investment Fund. If a swap agreement calls for payments by an Investment Fund, the Investment Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Investment Fund to incur losses.

Swap agreements can take many different forms and are known by a variety of names. An Investment Fund is not limited to any particular form of swap agreement if its Investment Fund Manager determines that other forms are consistent with that Investment Fund’s investment objectives and policies. Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps).

●	Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

●	Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

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Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the “contracted interest rate”) over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

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Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

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Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the “CPI”). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market’s current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

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Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Hedging Transactions. Investment Funds may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Investment Fund’s positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, an Investment Fund may not be able to close out a transaction in certain of these instruments without incurring losses. Investment Fund Managers may use Hedging Instruments to minimize the risk of total loss to the Investment Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether an Investment Fund hedges successfully will depend on the relevant Investment Fund Manager’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Investment Fund.

Unhedged Risks. A significant portion of the Investment Funds’ positions from time to time may be unhedged or only partially hedged. For a variety of reasons, an Investment Fund Manager may not seek to establish a perfect correlation between the hedging instruments used and the portfolio holdings being hedged. Such an imperfect correlation may prevent the applicable Investment Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Fund Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. Moreover, it may not be possible for the Investment Fund Manager to hedge against certain risks, e.g., the risk of a fluctuation that is so generally anticipated by market participants that the Investment Fund Manager cannot enter into a hedging transaction at a price sufficient to protect the applicable Investment Fund from the decline in value of the portfolio position anticipated as a result of such fluctuation.

Futures Contracts. Many of the Investment Funds may use futures as part of their investment programs. In connection with the use of futures, the relevant Investment Fund Managers determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are

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not as liquid as instruments traded on recognized exchanges. These constraints could prevent an Investment Fund from promptly liquidating unfavorable positions, thereby subjecting the Investment Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that an Investment Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Investment Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Investment Funds may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, each Investment Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Investment Funds expect to enter into transactions only with counterparties believed by the applicable Investment Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Investment Fund will not sustain a loss on a transaction as a result.

In situations where an Investment Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Investment Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Investment Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Investment Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Investment Fund will not sustain a loss on a transaction as a result.

Transactions entered into by an Investment Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Investment Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Investment Fund.

Warrants and Rights. Some Investment Funds may hold warrants and rights. Warrants permit, but do not require, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but typically have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights may be considered more speculative than certain other types of equity-like securities because they do not carry with them rights to dividends or voting rights, and they do not represent any rights in the assets of the issuer. If not exercised prior to their expiration dates, these instruments will lose their value. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights, which could decrease the value of an Investment Fund’s portfolio.

When-Issued and Forward Commitment Securities. Certain Investment Funds may purchase securities on a “when-issued” basis. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis

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prior to delivery to the Investment Fund. When-issued securities may be sold prior to the settlement date. An Investment Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Investment Fund. In such cases, the Investment Fund may incur a loss.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Fee/Allocation Arrangements. Some or all of the Investment Funds in which the Fund intends to invest typically charge incentive fees or allocations based on the Investment Funds’ performance, which generally are expected to approximate 20% of the Investment Funds’ net profits. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if such incentives were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions, and also may be affected by the prevailing regulatory or political climate and Investment Fund Manager capacity. Investment Funds may close to new investors or investment from time to time. If an Investment Fund, or a class of an Investment Fund, closes due to capacity constraints, the Fund may allocate its capital to a different Investment Fund, or invest in a different class of such Investment Fund; however, certain terms (e.g., liquidity or fees) may be less advantageous. No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Changes in Investment Strategies. The investment strategies of one or more Investment Fund Managers may be modified and any such Investment Fund Managers may begin utilizing additional investment strategies without prior approval by, or notice to, the applicable Investment Funds or their respective limited partners or other investors if the Investment Fund Managers determine that any such modification or addition is in the best interests of the applicable Investment Funds. Any such modification or addition could result in exposure of the applicable Investment Funds’ assets to additional risks, which could be substantial.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of the Investment Funds, and Investment Funds may make a limited number of underlying investments. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

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Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption “Repurchases of Units and Transfers—Repurchases of Units” in the Confidential Memorandum, Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor (as defined in the Fund’s Confidential Memorandum); (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $25,000; or (viii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Sub-Placement Agent Risk. Under the terms of a placement agent agreement (the “Placement Agent Agreement”) with Foreside Fund Services, LLC (the “Placement Agent”), the Placement Agent is authorized to pay third parties, including brokers, dealers and certain financial advisors (which may include wealth advisors) and others (collectively, “Sub-Placement Agents”) for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to Investors holding Class A Units and Class F1 Units. Morgan Stanley is the primary Sub-Placement Agent for the Fund. Morgan Stanley receives sales loads of up to a maximum of 3.0% of the amount invested in the Fund by Class A and Class F1 Investor. In addition, Morgan Stanley acts as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing services to its clients that it places directly into the Investment Funds; however, the Fund generally will invest directly in the Investment Funds and not through Morgan Stanley (except as otherwise described herein).

When a limited number of Sub-Placement Agents represents a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agent.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.

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Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an Investment Fund may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the Confidential Memorandum) and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

Under the dividend reinvestment plan, Investors may opt to have dividends and capital gains distributions paid by the Fund reinvested in additional Units of the Fund. If an Investor chooses to not participate in the dividend reinvestment plan, that Investor will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in Units of the Fund to the extent the amount reinvested was not a tax-free return of capital. As a result, an Investor may have to use funds from other sources to pay U.S. federal income tax liability on the value of the Units received. Even if an Investor does not choose to participate in the dividend reinvestment plan, the Fund will have the ability to declare a large portion of a dividend in shares of Units instead of in cash in order to satisfy the Annual Distribution Requirement. As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, an Investor generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the Investor in the same manner as a cash dividend, even though most of the dividend was paid in Units.

For U.S. federal income tax purposes, the Fund generally will be required to include in income certain amounts that the Fund has not yet received in cash, such as original issue discount (“OID”), which may arise, for example, if the Fund receives warrants in connection with the making of a loan or “payment-in-kind” interest representing contractual interest added to the loan principal balance and due at the end of the loan term. This OID or “payment-in-kind” interest is included in the Fund’s income before the Fund receives any corresponding cash payments. The Fund also may be required to include in income certain other amounts that it will not receive in cash, such as amounts attributable to certain hedging and foreign

CPG Focused Access Fund, LLC

Other Information (Unaudited) (Continued)
April 30, 2021

currency transactions. Since, in certain cases, the Fund may recognize income before or without receiving cash in respect of this income, the Fund may have difficulty meeting the annual distribution requirement for RICs. Accordingly, the Fund may have to sell some of its investments at times that are not advantageous or call capital or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. This failure could have a material adverse effect on the Fund and on any investment in Units.

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.

Cybersecurity Risk. The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, the Fund’s administrator, Placement Agent, Sub-Placement Agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting Investment Funds, Investment Fund Managers, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors, except that the Fund has updated its legal and regulatory risk factor.

CPG Focused Access Fund, LLC

Fund Management (Unaudited)
April 30, 2021

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors).

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (76) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chair	Term -Indefinite Length - Since Inception	Board Director (2014-present) Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	8	None
Kristen M. Leopold (53) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	8	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (70) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	8	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length - Since Inception	Owner, the Chatham Bookstore (March 2021–present)Co-Founder, Blue Leaf Ventures (consulting) (2018-present); Managing Director, New York Ventures Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	8	None

CPG Focused Access Fund, LLC

Fund Management (Unaudited) (Continued)
April 30, 2021

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	8	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (54) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (55) Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chief Compliance Officer	Term – Indefinite Length – Since Inception	Chief Compliance Officer of Central Park Group, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (65) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term - Indefinite Length - Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A
Alex Lee (47) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10010 Assistant Vice President	Term-Indefinite Length-Since Inception	Director of Research of Central Park Group, LLC since 2010	N/A	N/A

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(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he /she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $87,800 for 2020 and $72,800 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $85,000 for 2020 and $85,000 for 2021.

All Other Fees

(d) The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $85,000 for 2020 and $85,000 for 2021.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau, Mitchell A. Tanzman and Alex Lee serve as the Fund's Portfolio Managers. As Portfolio Managers, Messrs. Brousseau, Tanzman and Lee are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Alex Lee. Mr. Lee, a partner of Central Park Group, has served as Director of Research of Central Park Group since 2010. He has over 15 years of experience in alternative investments. Prior to joining Central Park Group, Mr. Lee was a Vice President at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the Director of Research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Prior to Bookbinder Capital, Mr. Lee was an investment banking associate at Bear Stearns, where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts that are higher than the fee it received from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive not to favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual discretionary bonus paid by the Adviser's parent company and not by the Fund. Because the Messrs. Brousseau and Tanzman are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers may receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of April 30, 2021.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
5	$1,385 Million	1	$63 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
5	$1,385 Million	1	$63 million	0	n/a

Alex Lee

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	n/a	0	n/a	0	n/a

[1]	None of the accounts charges any performance-based advisory fees.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory Brousseau	$50,001-$100,000
Mitchell A. Tanzman	$100,001-$500,000
Alex Lee	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG FOCUSED ACCESS FUND, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	July 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	July 2, 2021

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	July 2, 2021

*	Print the name and title of each signing officer under his or her signature.